EXHIBIT 99.1

JANUARY 9, 2023
FOR IMMEDIATE RELEASE
CONTACT: ALTON LEWIS, CEO AND ERIC DOSCH, CFO
985.375.0350 / 985.375.0308

First Guaranty Bancshares, Inc. and Lone Star Bank: A Match Made in Bluebonnet Heaven

HAMMOND, Louisiana & HOUSTON, Texas, January 9, 2023 – First Guaranty Bancshares, Inc. (Nasdaq: FGBI) – First Guaranty Bank (“FGB”), a wholly owned subsidiary of First Guaranty Bancshares, Inc. (“First Guaranty”), is growing! Selected by Newsweek in 2021, 2022 and 2023 as America’s “Best Small Bank”, FGB is at it again and set to grow with a definitive agreement for the purchase of Lone Star Bank (“Lone Star”) in an all-stock transaction.

Founded over 16 years ago in Houston, Texas, Lone Star, like FGB, has become known for its stability and service. With four branches spanning I-10 from the Greater Houston area to Columbus, Lone Star’s locations will increase FGB’s presence and growth opportunities in the Lone Star State.

First Guaranty is a Louisiana corporation and a financial holding company headquartered in Hammond, Louisiana and was founded over 88 years ago. FGB is a Louisiana-chartered commercial bank that provides personalized commercial banking services primarily to Louisiana and Texas customers through 36 banking facilities primarily located in Louisiana, Texas, Kentucky and West Virginia. With $3.1 billion in assets, First Guaranty looks forward to expanding its footprint into the fast-growing Texas market. The proposed acquisition will allow First Guaranty to further solidify its Texas presence with an established, well-run Houston-based organization and to offer its products, services, and delivery infrastructure with a knowledgeable and experienced Lone Star team.

Alton J. Lewis, Vice-Chairman, President and Chief Executive Officer of First Guaranty and FGB states, “We are excited to welcome Lone Star Bank customers and staff into our corporate family. First Guaranty Bank’s philosophy and goal is to have a strong presence in the communities we serve and to be a strong contributor to the communities. We look forward to spreading this philosophy in the Houston market.”

“We are very pleased to join the First Guaranty team,” said Dennis L. Harrington, President and Chief Executive Officer of Lone Star. “The merger will allow us to better serve our customers by expanding both our commercial and consumer product offerings. First Guaranty’s strong focus on customer service fits in well with our own philosophy. We look forward to a great future.”

Under the terms of the Merger Agreement, First Guaranty will issue shares of First Guaranty common stock with an assumed value of $23.67 per share on the closing date of the transaction to the shareholders of Lone Star with an aggregate value equal to 1.5 times Lone Star’s tangible book value as of the month end prior to the closing date, subject to certain adjustments described in the Merger Agreement. Outstanding options to purchase Lone Star common stock will be cashed out. The combined financial institutions will have approximately $3.2 billion in total assets, $2.5 billion in total loans, and $2.8 billion in total deposits following the close of the transaction. The Merger Agreement was approved by the board of directors of each of First Guaranty, FGB, and Lone Star.

G. Ortega Law PLLC, Pickering & Cotogno LLC, Bradley Arant Boult Cummings LLP and Phelps Dunbar, L.L.P. provided legal counsel to First Guaranty. Performance Trust Capital Partners, LLC served as financial advisor and Hunton Andrews Kurth LLP served as legal advisor to Lone Star.

First Guaranty Financial Highlights (at September 30, 2022)
Assets: $3.1 billion
Loans: $2.4 billion
Deposits: $2.7 billion
Equity: $231.4 million

For additional information on FGB, visit www.fgb.net.

Contact for First Guaranty:
Alton B. Lewis, Vice-Chairman, President and Chief Executive Officer at (985) 375-0350
Eric J. Dosch, Chief Financial Officer at (985) 375-0308

Lone Star Financial Highlights (at September 30, 2022)
Assets: $151 million
Loans: $128 million
Deposits: $131 million
Equity: $19.5 million

For additional information on Lone Star, visit www.lsbtexas.com.

Contact for Lone Star:
Dennis Harrington, President and Chief Executive Officer at (713) 358-9400

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release does not constitute an offer to sell or the solicitation of an offer to buy, the securities described herein, nor will there be any offer or sale of these securities in any jurisdiction in which an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

In connection with the proposed transaction, First Guaranty will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of First Guaranty common stock to be issued to the shareholders of Lone Star. The registration statement will include a proxy statement/prospectus which will be mailed to the shareholders of Lone Star in connection with their approval of the transaction. In addition, First Guaranty may file other relevant documents concerning the proposed transaction with the SEC.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON FIRST GUARANTY, FGB, LONE STAR, AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents, when available, through the website maintained by the SEC at www.sec.gov or from First Guaranty at its website, www.fgb.net. Free copies of the proxy statement/prospectus also may be obtained, when available, by directing a request by telephone or mail to First Guaranty Bancshares, Inc., 400 East Thomas Street, Hammond, Louisiana 70401, Attn: Investor Relations, (985) 375-0343. Any information on the FGB and Lone Star websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings made with the SEC.

Lone Star and its respective directors, executive officers, and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Lone Star in connection with the proposed transaction under the rules of the SEC. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the transaction when it becomes available. Additional information about First Guaranty, and its directors and executive officers, may be found in First Guaranty’s definitive proxy statement relating to its 2022 Annual Meeting of Shareholders filed with the SEC on April 15, 2022, and other documents filed by First Guaranty with the SEC. These documents can be obtained free of charge from the sources described above.

FORWARD-LOOKING STATEMENTS

Certain of the statements in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “should,” “seek,” “will,” “may,” and “estimate,” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results, performance or achievements of any of the parties to the merger to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks include, without limitation, the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transactions may be required in order to obtain or satisfy such approvals or conditions; the receipt and timing of shareholder approvals; delays in closing the merger; difficulties, delays and unanticipated costs in integrating the merging banks’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging banks, including possible loss of customers; diversion of management time to address transaction-related issues; changes in asset quality and credit risk as a result of the merger; changes in customer borrowing, repayment, investment and deposit behaviors and practices; changes in interest rates, capital markets, and local economic and national economic conditions; the timing and success of new business initiatives; competitive conditions; and regulatory conditions. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this communication. You should understand that various important factors, including those discussed in “Risk Factors” in First Guaranty’s most recent Annual Report on Form 10-K filed with the SEC, and its most recent Quarterly Report on Form 10-Q, which are available on the SEC’s website at www.sec.gov, could affect future results and could cause those results or other outcomes to differ materially from those expressed or implied in its forward-looking statements.